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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Overseas Partners, Ltd.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                            OVERSEAS PARTNERS LTD.

                               Mintflower Place
                              8 Par-la-Ville Road
                            Hamilton HM GX, Bermuda

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS
                                August 9, 2000

To Our Shareowners:

  The Annual General Meeting of Shareowners of Overseas Partners Ltd. ("OPL" or the "Company"), a Bermuda company, will be held at the Company's offices at Mintflower Place, 8 Par-la-Ville Road, Hamilton, Bermuda, on August 9, 2000 at 9:00 A.M., for the following purposes:

    1. To elect members of the Board of Directors to serve until the next Annual General Meeting of shareowners, and to leave one board position vacant until it is filled by such person, at such time, as the Board of Directors determines appropriate;

    2. To confirm the appointment of Deloitte & Touche, Chartered
       Accountants, as independent auditors of OPL for the year ending December 31, 2000;

    3. To approve the adoption of the Overseas Partners Ltd. Incentive Compensation Plan (the "Incentive Plan") to permit the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units and Employee Stock Purchase Rights;

    4. To approve an amendment to OPL's Memorandum of Association to increase the Company's minimum share capital from $120,000 to $370,000; and

    5. To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed the close of business on May 30, 2000, as the record date for the determination of shareowners entitled to notice of, and to vote at, the meeting.

  By order of the Board of Directors.

                                           Mark R. Bridges
                                          Assistant Secretary

Hamilton, Bermuda
July 7, 2000


  IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING, KINDLY SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE. IF YOUR SHARES ARE HELD IN CUSTODY BY FIRST UNION NATIONAL BANK, KINDLY SIGN AND RETURN THE ENCLOSED LETTER OF INSTRUCTION, OR FOLLOW THE DIRECTIONS IN THIS DOCUMENT FOR OBTAINING A PROXY, TO ASSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

                            OVERSEAS PARTNERS LTD.

                               Mintflower Place
                              8 Par-la-Ville Road                  July 7, 2000
                            Hamilton HM GX, Bermuda

                                PROXY STATEMENT

  The accompanying proxy is solicited by the Board of Directors (the "Board") of Overseas Partners Ltd., a Bermuda company ("OPL" or the "Company"), for the Annual General Meeting of Shareowners to be held on August 9, 2000 (the "Meeting"). The proxy and proxy statement are being mailed to shareowners on or about July 7, 2000. In addition to solicitation by mail, proxies may be personally solicited at the direction of OPL's officers. The expense of proxy solicitation will be paid by OPL.

  Only shareowners of record at the close of business on May 30, 2000 will be entitled to vote at the Meeting. At the close of business on May 30, 2000, OPL had 127,500,000 shares of Common Stock, $0.10 par value ("Common Stock"), outstanding and entitled to vote at the Meeting. Holders of Common Stock are entitled to one vote per share on all matters voted on by shareowners, except that under OPL's Bye-laws, the voting rights of any shareowner (other than certain shareowners set forth in OPL's Bye-laws) who beneficially own more than 10 percent of the voting stock would be scaled back so that such shareowner would only be entitled to cast one one-hundredth of a vote with respect to each share owned in excess of 10 percent. No dissenters' rights are applicable to the matters being voted upon.

  It is intended that all shares of Common Stock represented by properly executed proxies, unless otherwise specified on the proxy, will be voted FOR the election of the persons nominated by the Board to be directors, FOR the appointment of Deloitte & Touche as independent auditors, FOR adoption of the Incentive Plan, and FOR the amendment to our Memorandum of Association. A shareowner has the right to revoke his or her proxy by sending written notice of revocation to the Secretary of OPL, provided the notice is received by the Company no later than August 7, 2000, or by submitting a subsequent proxy that is received by the Company no later than August 7, 2000, or by voting in person at the Meeting.

  Saul & Co., nominee for First Union National Bank ("First Union"), P.O. Box 41784, Philadelphia, PA 19101-1784 is the record owner of 98,406,755 shares, constituting 77.2% of OPL's outstanding Common Stock as of May 30, 2000. These shares are held by First Union as custodian for shareowners who have elected not to have their shares distributed to them. First Union will forward this notice of meeting and proxy statement to these beneficial owners.

  Owners of Common Stock held by First Union as custodian may direct the voting of their shares by executing and returning to First Union before August 2, 2000, the Letter of Instruction that they receive along with this notice of meeting and proxy statement. If a shareowner wishes to personally execute a proxy, he or she may request that First Union forward a proxy to them. This request must be received by First Union prior to August 2, 2000. Shares for which no instructions or requests for proxies are timely received will be voted by First Union. First Union has advised OPL that it intends to vote such shares FOR the election of the persons nominated by the Board to be directors, FOR the appointment of Deloitte & Touche as independent auditors, FOR the adoption of the Incentive Plan, and FOR the amendment to our Memorandum of Association.

  As used in this Proxy Statement, "dollars" and "$" refer to United States dollars.

                             ELECTION OF DIRECTORS
                               (Proposal No. 1)

Nominees For Election as Directors

  A Board of five directors will be elected at the Meeting. All of the current directors have been nominated for re-election by the Board, except for Messrs. Reitman and Scott, who have decided not to stand for re-election. The directors propose leaving one Board position vacant until the Board of Directors appoints a qualified person to fill the vacancy, or proxies are voted for the election of a nominee at the Meeting in accordance with OPL's Bye-laws. The directors elected at the Meeting will serve until the next Annual General Meeting and until the election and qualification of their successors, or until their appointment is terminated in accordance with OPL's Bye-laws.

  The Board has no reason to anticipate that any nominee will decline or be unable to serve. In case any nominee does decline or is unable to serve, proxies may be voted for the election of a substitute nominee or the Board may elect to reduce the number of directors to be elected at the Meeting and to fill any resulting vacancies on the Board subsequent to the Meeting. Under Bermuda law, a quorum of directors must ordinarily be resident in Bermuda. OPL Bye-laws provide that two directors shall constitute a quorum.

  Set forth below is certain biographical information concerning each of the nominees for election as director.
-------------------------------------------------------------------------------

                 Robert J. Clanin          Age 56           Director since 1994

                   Prior to becoming a director, Mr. Clanin served as Vice
                 President of OPL from June 1990 to August 1994. He has been Senior Vice President, Treasurer and Chief Financial Officer of United Parcel Service of America, Inc. ("UPS") since 1994. Mr. Clanin is a member of the UPS Management Committee, which oversees the day-to-day management of UPS. In 1996, he was elected to the UPS Board of Directors.
[PICTURE OF ROBERT J. CLANIN APPEARS HERE]
-------------------------------------------------------------------------------

                 D. Scott Davis           Age 48            Director since 1999

                   Mr. Davis served as President and Chief Executive Officer
                 of OPL from January 7, 1999 until his resignation on January 4, 2000 and March 30, 2000, respectively. After his resignation as CEO, Mr. Davis accepted a position with UPS. From May 1985 until January 1999, he served as Vice
                 President -- Finance and Accounting for UPS, where his responsibilities for several years included banking, investments, financial reporting and shareowner relations. Prior to joining UPS, Mr. Davis was Chief Financial Officer and then Chief Executive Officer of II Morrow, Inc., a technology company based in Salem, Oregon that was acquired by UPS in 1986.
[PICTURE OF D. SCOTT DAVIS APPEARS HERE]
-------------------------------------------------------------------------------

                 Mary R. Hennessy           Age 48             Nominee Director

                   Ms. Hennessy was elected President and Chief Operating
                 Officer of OPL on January 4, 2000 and Chief Executive Officer on April 1, 2000. Prior to her appointment at OPL,
                 Ms. Hennessy held positions at TIG Holdings, Inc. from 1996 to 1999, first as Executive Vice President and Chief Underwriting Officer and later as President and Chief Operating Officer. From 1988 to 1996, she served as President of Am-Re Services, Inc., Chairman and Chief Executive Officer of Am-Re Consultants, Inc. and Senior Vice President and
                 Chief Actuary of American Re-Insurance Company. She is also a director of Annuity and Life Re Holdings Ltd., an insurer based in Bermuda.
[PICTURE OF Mary R. Hennessy]
-------------------------------------------------------------------------------

                 Joseph M. Pyne           Age 52            Director since 1995

                   Mr. Pyne has served as Senior Vice President of Marketing
                 and Corporate Development for UPS since 1996. In this capacity, he directs UPS's worldwide marketing, electronic commerce, advertising, public relations, the UPS Logistics Group, UPS Capital Corporation and other UPS subsidiaries that enable global commerce. He began his UPS career in 1969 and was promoted to North Central Region Business Development Manager in 1984. In 1989 he became National Marketing
                 Planning Manager, and also headed Marketing for the U.S. ground and air delivery services.
[PICTURE OF JOSEPH M. PYNE]
-------------------------------------------------------------------------------

                 Cyril E. Rance            Age 66           Director since 1995

                   Mr. Rance was President and Chief Executive Officer of a
                 large Bermuda insurer until his retirement in 1990. He has more than 40 years experience in all aspects of the insurance industry. He also has had a long and varied career in civic and government service, including 10 years as a member of the Bermuda Parliament. He is a director of XL Capital Ltd., an insurance holding company, and of several international companies registered in Bermuda.
[PICTURE OF CYRIL E. RANCE APPEARS HERE]
-------------------------------------------------------------------------------


          The Board of Directors Recommends That Shareowners Vote FOR the Election of The Nominees Named Above and FOR Leaving One Board
 Position Vacant Until it is Filled by such Person, at such Time, as the Board of Directors Determines Appropriate.

Stock Ownership of Certain Beneficial Owners and Management

  Set forth below is information relating to the beneficial ownership of OPL Common Stock by (i) each director or director nominee, (ii) the Chief Executive Officer and each of the Company's four highest paid executive officers during 1999 (the "Named Executive Officers"), and (iii) all directors and executive officers as a group. All shares are owned of record and beneficially, and each person and group identified has sole voting and investment power with respect to such shares, except as otherwise indicated.

  No individual or group known to the Company beneficially owns more than five percent of the outstanding shares of the Company.

                                   Common Stock Held as of May 30, 2000(1)
                           ----------------------------------------------------
                                        Additional Shares in
                                        which the Director or
                                           Nominee has, or
                              Shares     Participates in the
                           Beneficially Voting or Investment  Total Shares and
           Name              Owned(2)         Power(3)        Percent of Class
           ----            ------------ --------------------- -----------------
Mark R. Bridges
 Mintflower Place
 8 Par-la-Ville Road
 P.O. Box 1581
 Hamilton, HM GX,
 Bermuda..................     8,966             --               8,966 (0.01%)
Thomas E. Butler
 497 MacEwen Drive
 Osprey, FL 34229.........    15,037             --              15,037 (0.01%)
Michael J. Cascio
 Mintflower Place
 8 Par-la-Ville Road
 P.O. Box 1581
 Hamilton, HM GX,
 Bermuda..................      --               --                  --
Robert J. Clanin
 55 Glenlake Parkway, NE
 Atlanta, GA 30328........    38,148         5,658,232(a)(b)  5,696,380 (4.61%)
D. Scott Davis
 55 Glenlake Parkway, NE
 Atlanta, GA 30328........    18,041             --              18,041 (0.01%)
Mary R. Hennessy
 Mintflower Place
 8 Par-la-Ville Road
 Hamilton, HM GX,
 Bermuda..................      --               --                  --
Michael J. Molletta
 115 Perimeter Center
 Place
 Suite 940
 Atlanta, GA 30346........    12,193             --              12,193 (0.01%)

                                 Common Stock Held as of May 30, 2000(1)
                           ----------------------------------------------------
                                        Additional Shares in
                                        which the Director or
                                           Nominee has, or
                              Shares     Participates in the
                           Beneficially Voting or Investment  Total Shares and
           Name              Owned(2)         Power(3)        Percent of Class
           ----            ------------ --------------------- -----------------
Joseph M. Pyne
 55 Glenlake Parkway, NE
 Atlanta, GA 30328........    22,613             --              22,613 (0.02%)
Cyril E. Rance
 Blue Anchorage
 No. 6 Agars Hill-Point
 Shares
 Pembroke HM 05, Bermuda..     2,000             --               2,000 (0.00%)
Edwin H. Reitman
 1050 Mitchell Hill Court
 Greensboro, GA 30642.....    40,847             --              40,847 (0.03%)
Leopold A. Schmidt
 103 Quill Place
 Williamsburg, VA 23185...    36,948             --            36,948 (0.03%)
Walter A. Scott
 c/o Tempest Re
 14 Par-la-Ville Road
 Hamilton HM 08, Bermuda..     2,000             --               2,000 (0.00%)
All directors and
 executive officers as a
 group
 (8 persons)(4)...........   144,808          5,658,232       5,803,040 (4.69%)

-----------
(1) These holdings are reported in accordance with regulations of the Securities and Exchange Commission (SEC) that require the disclosure of shares to which directors and officers hold voting or disposition power, notwithstanding the fact that they are held in a fiduciary, rather than a personal, capacity and that the power is shared among a number of fiduciaries including, in several cases, corporate trustees, directors or other persons who are neither officers nor directors of OPL.
(2) The amounts shown in this column include 24,423 shares owned by or held in trust for members of the families of Messrs. Butler, Clanin, and Schmidt as to which they disclaim beneficial ownership.
(3) None of the directors, nominees, other officers, nor members of their families, has any ownership rights in the shares listed in this column. Of the shares listed (a) 5,321,070 shares are owned by a charitable foundation on whose Board of Trustees Mr. Clanin and other persons serve and (b) 337,162 shares are held by a charitable foundation of which Mr. Clanin and other persons are trustees.
(4) This is the total owned by all current directors and officers, as of May 30, 2000. Mr. Butler and Mr. Schmidt have been excluded from the total as Mr. Butler retired from the Company on December 16, 1999 and Mr. Schmidt from the Company on May 31, 1999.

Meetings of the Board of Directors

  The OPL Board of Directors held five meetings during 1999. Each director attended all of the meetings of the Board of Directors and of the Board Committees on which they served during 1999.

Committees of the Board of Directors

  The OPL Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee and an Underwriting Committee.

  Messrs. Davis, Clanin and Reitman, with Mr. Clanin as Chairman, constitute the Executive Committee of the Board. This Committee has been authorized by OPL's Board of Directors to exercise all of the powers of the Board except those acts that by law must be performed by the Board itself. The Executive Committee did not hold any meetings in 1999.

  Messrs. Pyne, Clanin and Rance, with Mr. Pyne as Chairman, constitute the members of the Audit Committee. The Audit Committee meets periodically with management, independent auditors, appropriate financial personnel and internal auditors to consider the adequacy of the internal controls and the objectivity of financial reporting. Both the internal auditors and the independent auditors have unrestricted access to the Audit Committee. During 1999, the Chief Executive Officer periodically sat as an ex officio member of this Committee but did not participate in discussions on audit matters or in private sessions with internal or external audit personnel. The Audit Committee recommends to the Board the appointment of the independent auditors. The Audit Committee met twice in 1999.

  Messrs. Clanin, Reitman and Scott, with Mr. Clanin as Chairman, constitute the members of the Compensation Committee. The Compensation Committee is responsible: (i) for recommending to the Board of Directors the appropriate compensation of outside directors; (ii) for determining the compensation of the Chief Executive Officer; and (iii) for approving the compensation of the other officers of OPL and its subsidiaries upon the recommendation of the Chief Executive Officer. The Compensation Committee met once in 1999.

  Messrs. Clanin, Reitman and Scott, with Mr. Reitman as Chairman, constitute the members of the Nominating Committee. This Committee is responsible for recommending director nominees to the Board of Directors and will consider nominees recommended by shareowners. Shareowners may submit their recommendations in writing to the attention of the Secretary of OPL. The Committee will consider nominations for the 2001 Annual General Meeting (the "2001 Meeting") if they are received by OPL not more than 60 days and not less than 30 days in advance of the 2001 Meeting. However, in the event that the Company gives shareowners less than 40 days' notice of the date of the 2001 Meeting, nominations by a shareowner, to be timely, must be received not later than the close of business on the tenth day following the date that notice of the 2001 Meeting was mailed, or public disclosure was made, whichever occurs first. The Nominating Committee met once in 1999.

  The Underwriting Committee performs an oversight role of the Company's underwriting activities. It assists in the development of underwriting standards and helps identify lines of reinsurance that may be appropriate for the Company. The Committee reviews new and renewing reinsurance programs as well as the financial performance of existing programs. The members of the Committee are Messrs. Davis, Rance and Scott, with Mr. Davis as Chairman. The Underwriting Committee met four times in 1999.

                           COMPENSATION OF DIRECTORS

  Directors who are employees of OPL receive no additional compensation for their service as directors or as members of Committees appointed by the Board of Directors. Other directors receive an annual fee of $40,000. Members of the Audit, Compensation, Nominating and Underwriting Committees, who are not employees of OPL, receive an additional fee of $1,250 for each Committee meeting they attend.

           COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION

Report of the Compensation Committee on Executive Compensation

  The Compensation Committee of the Board of Directors has provided the following report on Executive Compensation:

  The Compensation Committee of the Board of Directors has responsibility for determining the compensation of the Chief Executive Officer (CEO) and for approving the compensation of the other officers of OPL and its subsidiaries upon the recommendation of the CEO. Overall compensation currently includes salary, bonus, and Stock Appreciation Rights. The Committee also determines cost of living allowances to be paid to executive officers residing in Bermuda. The Committee is assisted in carrying out its responsibility by OPL management and by outside consultants.

  In determining appropriate compensation levels, the Committee reviews data for comparable positions at reinsurance and real estate investment companies in Bermuda and the United States. According to data received, the 1999 compensation of OPL's executive officers was less than the median compensation levels of the companies studied. (The Companies studied were not limited to those in the Standard & Poor's 500 Index and the Standard & Poor's Multi-Line Insurance Companies Index used in the performance graph following this report.)

  Currently, all elements of the compensation package are payable in cash. In determining the salaries and bonuses of the CEO and other executive officers, the Committee does not employ formulas but instead exercises its judgment based on considerations including overall responsibilities, experience and ability, ability to work with others, performance against budget, prior year compensation and the compensation programs of the particular officer's previous employer.

  Stock Appreciation Rights ("SARs") granted under the Stock Appreciation Rights Plan are long-term awards intended to promote growth in shareowner value and continuity of employment. The number of SARs granted to a particular employee is determined by a formula based on the salary of the recipient at the time of grant. The amount received upon exercise of the award depends on the performance of OPL Common Stock over the period between the date of grant and the date of exercise.

  Cost of living allowances are intended to permit executive officers to maintain a standard of living comparable to that enjoyed in the United States.

                                          The Compensation Committee

                                          Robert J. Clanin, Chairman
                                          Edwin H. Reitman
                                          Walter A. Scott

Summary Compensation Table

  The following table shows the cash compensation paid or to be paid by OPL or its subsidiaries, as well as certain other compensation paid in 1999, 1998, and 1997 to the following Named Executive Officers in all capacities in which they served:

                                         Annual Compensation
                         -----------------------------------------------------
                                                                   Long-term
                                                                  Compensation
                                                                  ------------
                                                                     Stock
Name and Principal                                 Other Annual   Appreciation
Position                 Year  Salary  Bonus(5)  Compensation (6)  Rights (7)
------------------       ---- -------- --------  ---------------- ------------
D. Scott Davis.......... 1999 $225,500 $112,680      $ 96,000        13,480
 President and Chief     1998 $    --  $    --       $    --            --
 Executive Officer(1)    1997 $    --  $    --       $    --            --
Mark R. Bridges......... 1999 $171,875 $176,135      $135,000         7,021
 Vice President and      1998 $104,000 $    --       $ 84,375           --
 Treasurer(2)            1997 $    --  $    --       $    --            --
Thomas E. Butler........ 1999 $145,000 $171,449      $160,557         5,923
 Vice President and      1998 $132,500 $ 35,586      $153,702         5,474
 Secretary               1997 $126,250 $ 40,512      $132,851         3,832
Michael J. Molletta..... 1999 $137,500 $121,986      $    --          5,617
 President of Overseas   1998 $126,250 $ 29,160      $    --          4,013
 Management, Inc.        1997 $112,500 $ 34,604      $    --          2,561
Leopold A. Schmidt...... 1999 $ 84,000 $ 78,075      $ 78,182         7,149
 Vice President(4)       1998 $142,500 $ 37,098      $151,260         5,888
                         1997 $131,250 $ 37,980      $165,675         3,983

-----------
(1) Mr. Davis was appointed President and Chief Executive Officer on January 7, 1999 and resigned on January 4, 2000 and March 30, 2000, respectively.
(2)  Mr. Bridges commenced employment with OPL in May 1998.
(3)  Mr. Butler retired on December 16, 1999.
(4)  Mr. Schmidt retired on May 31, 1999.
(5) Bonus includes the 1998 bonus paid on January 19, 1999 and the 1999 bonus paid on November 23, 1999.
(6) Other annual compensation consists of cost of living allowances, and for Messrs. Butler, and Schmidt, reimbursement of additional U.S. income taxes paid as a result of the foreign assignment. These allowances are intended to permit such executives to maintain comparable living standards. Mr. Schmidt became a Bermuda resident in November of 1996. Mr. Butler became a Bermuda resident in January 1997. Mr. Davis became a Bermuda resident in January 1999.
(7)  Number of shares underlying the Stock Appreciation Rights granted.

Stock Appreciation Rights -- Grants

  The following table sets forth information concerning grants of Stock Appreciation Rights to the Named Executive Officers in 1999:

                                                                    Potential Realizable
                                                                         Value at
                                                                    Assumed Annual Rates
                                                                        of OPL Stock
                                 % of Total                             Appreciation
                                   Rights                            For Rights Term(3)
                         Rights  Granted to Appreciation Expiration --------------------
Name                     Granted Employees    Base(1)     Date(2)      5%        10%
----                     ------- ---------- ------------ ---------- --------- ----------
Mark R. Bridges.........  7,021      7.9%      $19.84     03/31/04  $ 38,485  $   85,042
Thomas E. Butler........  5,923      6.6%      $19.84     03/31/04  $  32,466 $   71,742
D. Scott Davis.......... 13,480     15.1%      $19.84     03/31/04  $  73,890 $  163,277
Michael J. Molletta.....  5,617      6.3%      $19.84     03/31/04  $  30,789 $   68,036
Leopold A. Schmidt......  7,149      8.0%      $19.84     03/31/04  $  39,187 $   86,592

-----------
(1)  Represents the price of OPL Common Stock on the date of grant.
(2) Generally, rights may not be exercised until the expiration of five years from the date of grant, and then only during a 30-day period following the mailing date of OPL's Annual Report on Form 10-K for the prior year.
(3) Based on actual term of the SARs and annual compounding. The dollar amounts in these columns are the result of calculations at the assumed appreciation rates set by the Securities and Exchange Commission and are not intended to forecast future appreciation of shares of Common Stock.

  The following table sets forth information concerning Stock Appreciation Rights exercised in 1999 by the Named Executive Officers and the value of their unexercised Stock Appreciation Rights on December 31, 1999.

                         Aggregated Stock Appreciation Rights Exercised in 1999 and Year-End Rights
                                                           Value
                         --------------------------------------------------------------------------
                         Number of
                           Shares    Value     Number of Unexercised       Value of Unexercised
                         Underlying Realized    Rights at 12/31/99          Rights at 12/31/99
                           Rights     Upon   ------------------------- ----------------------------
Name                     Exercised  Exercise Exercisable Unexercisable Exercisable Unexercisable(1)
----                     ---------- -------- ----------- ------------- ----------- ----------------
Mark R. Bridges.........     --     $   --       --          7,021        $--          $ 11,655
Thomas E. Butler........   4,224    $46,633      --         22,432        $--          $148,474
D. Scott Davis..........     --     $   --       --         13,480        $--          $ 22,377
Michael J. Molletta.....   1,797    $19,839       --        17,352        $--          $100,517
Leopold A. Schmidt......   2,570    $28,373       --        24,182        $--          $143,217

-----------
(1) Based on fair value per share of OPL Common Stock as of December 31, 1999 minus exercise price.

Retirement Plans

  The following table shows the estimated annual retirement benefit payable under OPL's Retirement Plan and Coordinating Benefit Plan (the "Plans") at age 65 on a single life only annuity basis to participating employees
("Participants"), including the Named Executive Officers, who are also entitled to receive $16,440 per year (maximum currently payable) in primary Social Security benefits:

Pension Plan Table

                           Estimated Annual Retirement Benefits (as of
                                            12/31/99)
                                For Years of Service(1)(2)(3)(4)
     Average           -----------------------------------------------------------------------
   Remuneration        15 Years           20 Years           25 Years           30 Years
   ------------        --------           --------           --------           ---------
     $125,000          $ 27,141           $ 36,188           $ 45,234           $ 54,281
     $150,000          $ 33,391           $ 44,521           $ 55,651           $ 66,782
     $175,000          $ 39,641           $ 52,855           $ 66,068           $ 79,282
     $200,000          $ 45,981           $ 61,188           $ 76,485           $ 91,782
     $225,000          $ 52,141           $ 69,522           $ 86,902           $104,282
     $250,000          $ 58,391           $ 77,855           $ 97,319           $116,783
     $300,000          $ 70,982           $ 94,522           $118,153           $141,783
     $400,000          $ 95,892           $127,856           $159,820           $191,784
     $450,000          $108,392           $144,523           $180,654           $216,785
     $500,000          $120,893           $161,190           $201,488           $241,785

-----------
(1) Under the OPL Retirement Plan, Participants receive credit for prior service with UPS. In the case of Participants with UPS deferred vested benefits, OPL is responsible for the difference between the amounts shown above and the amounts such Participants receive from UPS at retirement.
(2) Amounts exceeding $130,000 would be paid pursuant to Overseas Partners Capital Corp.'s Coordinating Benefit Plan.
(3) For 1999, no more than $160,000 (which is adjusted from time to time by the Internal Revenue Service) of cash compensation could be taken into account in calculating benefits payable under the OPL Retirement Plan.
(4) Participants who elect payment forms with survivor options will receive lesser monthly amounts than those shown in the table.

  The compensation covered by the Plans includes salary plus bonus. The covered compensation for each Participant in the Plans is the average covered compensation of the Participant during the five highest consecutive years out of the last ten full calendar years of service.

  Estimated or actual credited years of service under the Plans to the Named Executive Officers was as follows: Butler -- 30 years, Molletta -- 22 years and Schmidt -- 30 years.

  The Plans permit Participants with 25 or more years of service to retire as early as age 55 with no or only a limited reduction in the amount of their monthly benefits.

Compensation Committee Interlocks and Insider Participation

  Two members of the Compensation Committee of the Board of Directors of OPL were officers of OPL prior to 1999. Robert J. Clanin served as Vice President of OPL from 1990 until 1994, and Edwin H. Reitman served as President and Chief Executive Officer of OPL from 1991 until 1995.

Performance Graph

  The following graph shows a five year comparison of cumulative total shareowner returns for OPL, the Standard & Poor's 500 Index (the S&P 500) and the Standard & Poor's Multi-Line Insurance Companies Index (the S&P Multi-
Line). The comparison of the cumulative total returns on investment (change in annual stock price plus reinvested dividends) for each of the annual periods assumes that $100 was invested on December 31, 1994 in each of OPL's Common Stock, the S&P 500 and the S&P Multi-Line.


                                    [LOGO]

               Comparison of Five-Year Cumulative Total Returns
                        (OPL, S&P 500, S&P Multi-Line)

                     Dec-95   Dec-96   Dec-97   Dec-98   Dec-99
S&P Multi-Line       146.66   175.34   271.36   302.55   397.20
S&P 500              137.11   164.53   214.68   271.18   323.55
OPL                  127.53   151.42   181.17   211.34   229.76

  OPL Common Stock is not listed on a securities exchange or traded in the over-the-counter market. Prior to November 23, 1999, the current price of OPL Common Stock was equal to the book value of OPL Common Stock on December 31 of the prior year as reported in OPL's Annual Report to Shareowners. The current price is now determined by the Board semiannually in February and August of each year.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Common Relationships with UPS

  OPL was organized under Bermuda law in June of 1983 by UPS. On December 31, 1983, prior to commencing operations, OPL was spun off when UPS paid a special dividend to shareowners of one share of OPL Common Stock for each share of UPS Common Stock outstanding as of November 18, 1983, resulting in the distribution of approximately 97% of OPL's outstanding Common Stock.

  OPL was organized to reinsure shipper's risks relating to packages carried by subsidiaries of UPS as a common carrier, as well as write reinsurance for insureds unaffiliated with UPS. Since commencing operations on January 1, 1984, OPL's primary business was reinsuring the risk of loss or damage to shippers' packages whose declared value exceeded $100 (or equivalent in foreign currency). This reinsurance did not involve transactions conducted between UPS and OPL, rather, various subsidiaries of American International Group, Inc. ("AIG"), (an insurance company unaffiliated with OPL or UPS) insured customer packages carried by UPS's subsidiaries (and unaffiliated carriers), in return for premiums paid by the customers. OPL reinsured AIG, and the premium it received from AIG constituted OPL's largest source of revenues and profits. Reinsurance premiums earned by OPL for reinsuring these risks from January 1, 1999 to December 31, 1999 were $273.5 million or 19.5% of OPL's 1999 revenues, a reduction from 29.4% in 1998.

  On August 9, 1999, a judge of the United States Tax Court issued an opinion in United Parcel Service of America, Inc. v. Commissioner of Internal Revenue. OPL was not a party to the action and was not directly affected by this decision. However, the opinion concerns the taxation of premiums paid for shipper's risk insurance that was reinsured by OPL. On August 31, 1999, AIG notified OPL that UPS intended to provide shipper's risk reinsurance for its customers through a UPS subsidiary effective October 1, 1999. This means that OPL will not provide shipper's risk reinsurance in the future.

  OPL's reinsurance business also includes reinsurance of workers' compensation insurance issued by another unaffiliated United States-based insurance company covering risks of a UPS subsidiary in California.

  Two members of OPL's Board of Directors served as officers of UPS during 1999. Mr. Robert J. Clanin has served as Vice President, Treasurer and Chief Financial Officer of UPS since 1994 and Mr. Joseph M. Pyne serves as Senior Vice President -- Corporate Marketing of UPS. In considering which UPS risks to reinsure, the directors of OPL, who are also officers and shareowners of UPS, must consider the impact of their business decisions on each of the two companies. Although prevailing market conditions are among the factors considered by them in making such decisions, there can be no assurance that transactions relating to the two companies will be on the most favorable terms that could be obtained by either party in the open market. OPL does not have any formal conflict resolution procedures.

  OPL's business includes leasing real estate to subsidiaries of UPS through Overseas Capital Co. ("OCC"). OCC is a wholly owned subsidiary of OPL and OPL has guaranteed OCC's performance under the leasing arrangements described below. In December 1989, OCC acquired the Ramapo Ridge facility from UPS. In July 1990, the Facility was leased back to UPS for an initial term ending in 2019. UPS uses the Facility as a data processing, telecommunications and operations center. The lease payments have both a fixed and variable component. The fixed component provides for a total payment of approximately $216 million over the initial term of the lease. The variable component of the payment is based on the number of customer accounts maintained by UPS.

  OCC has irrevocably assigned the right to receive the fixed component of the rentals to its subsidiary, OPL Funding Corp. ("OPL Funding"), a Delaware corporation. OPL Funding, in turn, has pledged its right to receive these payments to another entity as security for bonds issued to finance the acquisition of the leased assets. UPS's obligation to pay the fixed rentals to OPL Funding is absolute and unconditional during the initial term of the lease, and continues after an early lease termination unless UPS pays to OPL Funding an amount sufficient to pay the remaining interest on the bonds. In the event that OCC fails to pay certain income taxes, UPS is obligated to pay additional rentals to provide for such taxes. OCC is required to reimburse UPS the amount of any such termination or tax payments.

  In 2050, at the conclusion of the lease, UPS has an option to purchase the buildings on which the Facility is located, but not the land, from OCC. The purchase price has been set at $63.7 million, subject to adjustments for increases in the fair market value of the land. In 1999, OCC received rental payments of approximately $17.3 million in the aggregate from UPS under to the lease described above.

Other Transactions

  Mr. Leopold A. Schmidt retired as an officer of OPL in May 1999, however, he continued to provide reinsurance consulting services to OPL from June 1999 to December 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on the review of the forms required by Section 16(a) of the Securities Exchange Act of 1934 that have been filed, and written representations that no other forms are required, OPL believes that all filing requirements applicable to its officers and directors have been complied with. There are no beneficial owners known to the Company that own more than 10% percent of the outstanding shares of OPL's Common Stock.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                               (Proposal No. 2)

  The Board recommends, for appointment by the shareowners, Deloitte & Touche, Chartered Accountants, as independent auditors, to audit the consolidated financial statements of OPL for the year ending December 31, 2000 and to prepare a report on such audit. A representative of Deloitte & Touche will not be present at the Annual General Meeting, but officers of OPL will be available to respond to appropriate questions by shareowners.

The Board of Directors Recommends That Shareowners Vote FOR the Appointment of
                  Deloitte & Touche as Independent Auditors.

              OVERSEAS PARTNERS LTD. INCENTIVE COMPENSATION PLAN
                               (Proposal No. 3)

  The Board has adopted, and recommends that the shareowners approve, the Overseas Partners Ltd. Incentive Compensation Plan (the "Plan"). Under the Plan, current employees and directors of the Company and its subsidiaries or affiliates, and certain other key persons would be eligible to receive options to purchase shares of OPL Common Stock, as well as other awards. The Board is soliciting your approval of the Plan in your capacity as a holder of OPL Common Stock. In the absence of shareowner approval, the Plan will be without effect, and no awards will be granted under the Plan.

  The following summary describes all material elements of the Plan, but does not purport to be complete and is subject to and qualified by reference to the Plan. A copy of the Plan is attached to this proxy statement as Annex A.

General

  Effective Date of the Plan. The Plan was effective on May 11, 2000.

  Administration of the Plan. Generally, the Compensation Committee of the Board will administer the Plan, however, the Board may take on the powers of the Committee. Further, the Plan provides that if awards are intended to comply with the provisions of Section 162(m) of the Internal Revenue Code (the "Code"), the Committee must consist solely of two or more "outside directors," as defined by Section 162(m) of the Code. Except as limited by law or OPL's Memorandum of Association or Bye-laws, the Committee will have full and final authority to select the individuals who receive awards, as well as a wide degree of flexibility in determining the terms and conditions of awards.

  Eligibility Under the Plan. All employees and directors of OPL and its subsidiaries or affiliates, as well as other key persons are eligible to participate in the Plan (the "Participants"). We estimate that approximately 50 employees and 6 directors of OPL are currently eligible to participate in the Plan. Because awards under the Plan are discretionary, we cannot presently determine the amount or form of any award that will be allocated to any individual during the term of the Plan.

  Shares Subject to the Plan. The maximum number of shares of OPL Common Stock that may be issued under the Plan is 5,000,000 shares. The Plan contains customary anti-dilution provisions.

  Types of Awards. The awards that may be granted under the Plan include:

  . stock options (both incentive stock options and non-qualified stock options, as discussed in greater detail below)

  . restricted stock

  . stock appreciation rights

  . performance units

  . performance shares

  A participant may be granted one or more of these awards in tandem or in the alternative.

  Maximum Awards Issuable to Individuals. The Committee may not, within any Plan Year (the period from March 1 to February 28 of the following year):

  . grant options to purchase more than 150,000 shares of OPL Common Stock to a Participant

  . grant stock appreciation rights equivalent to more than 150,000 shares of OPL Common Stock to a Participant

  . grant awards of restricted stock in excess of 150,000 shares of OPL
    Common Stock to a Participant

  . grant awards of performance shares/units with a maximum aggregate payout greater than the value of 150,000 shares of OPL Common Stock to a Participant.

  Options. The exercise price for options granted under the Plan may not be less than 100% of the fair value of a share of OPL Common Stock on the date of grant. The exercise price of an incentive stock option granted to a person who owns more than 10% of the total combined voting power of all classes of common stock of OPL may not be less than 110% of the fair market value of a share of OPL Common Stock on the date of grant.

  Employee Stock Purchase Rights. The Plan permits employees of OPL who have been employed by OPL for at least six (6) months on the date on which their subscriptions are accepted by OPL, to purchase shares of OPL. The following is a summary of this section of the Plan:

  . The purchase price for each share is equal to the fair value of a share of OPL Common Stock on the date the subscription is accepted by OPL

  . An employee may subscribe to purchase not less than 50 shares at any time, nor more than 20,000 shares annually, by delivering a fully executed subscription agreement, together with a check or money order in the appropriate amount, to First Union, who is the transfer agent

  . OPL reserves the right, in its sole discretion, to accept or reject any subscription in part or in its entirety. Acceptance is non-revocable.

  . As soon as practicable after OPL has accepted a subscription, OPL will deliver to First Union the shares of OPL Common Stock, for the benefit of the subscriber

  . Employees who are subject to Section 16(b) of the Exchange Act may not subscribe to shares of OPL Common Stock unless the Compensation Committee approves their subscription.

  Retirement, Death or Disability. In the event of retirement, death or disability, any award held by a Participant will vest and any performance or length of service-based restrictions on the award shall lapse. An Option or SAR will be exercisable for the lesser of three (3) years or the original term of the award, provided however that an incentive stock option must be exercised within ninety (90) days in the event of retirement or one (1) year in the event of disability. In the event of death of a Participant, any rights under the Plan shall pass in accordance with the individual's will or by applicable law. Upon the vesting of any performance-based restricted stock or performance units or shares in the event of death or disability, the legal representative of the Participant will be paid on a pro-rata basis.

  Termination for Cause. In the event that a Participant is terminated for cause prior to the vesting of any award, all such awards shall terminate simultaneous with termination of employment. Awards that are fully vested must be exercised within 30 days of termination.

  Amendments to and Termination of the Plan. Subject to limitations imposed by law and by the Plan, the Board may amend or terminate the Plan at any time, provided however, that no amendment or termination may adversely affect, in any material way, an award previously granted under the Plan without the consent of the Participant holding the award.

  Duration of the Plan and of Options. The Plan will remain in effect until all shares allotted to the Plan have been purchased or acquired according to the Plan's provisions, however, we may not grant awards under the Plan on or after May 11, 2010, nor may we grant any option that is exercisable after the 10th anniversary of the date of grant.

  Compliance with Section 16(b). Under Section 16(b) of the Exchange Act, directors, executive officers and 10% shareowners of OPL will be liable to OPL for repayment of any profits realized from any non-exempt purchase and sale of OPL Common Stock occurring within a six-month period. Rule 16b-3 provides an exemption from Section 16(b) liability for transactions by an officer or director made with the approval by the board of directors, a committee composed of outside directors, or shareowners. It is intended that all grants made under the Plan would meet the requirements of the Rule 16b-3 exemption.

Change In Control

  Treatment of Outstanding Awards. Upon the occurrence of a change in control (as defined in the Plan), unless otherwise specifically prohibited by law or the rules and regulations of any governmental agencies or national securities exchanges, the following shall apply:

  SARs. Any SARs granted under the Plan shall become immediately exercisable for a period of 30 days and the Participant shall, upon exercise, be entitled to receive the following:

  If the change in control occurs later than one year following the date of grant, an amount equal to (a) multiplied by (b) where (a) and (b) equal the following (the "Defined Amount"):

    (a) i.The fair value of a share on the date of exercise; less

     ii.The grant price per share; plus

     iii. Paid and declared dividends per share of common stock underlying the SAR from the beginning of the grant date to the date the SAR is exercised;

    (b) The number of shares with respect to which the SAR is exercised.

  If the change in control occurs within one year following the date of grant, an amount equal to the greater of the Defined Amount or the Target Award upon which the award was based, pro rated as to the time elapsed prior to the change in control.

  Restricted Stock and Performance Units/Shares. Restricted Stock and Performance Units/Shares shall vest and the Participant shall be paid the Target Award (as defined in the Plan) pro rated based on the time that has elapsed from the date of grant to the date of the change in control.

  Options. Any options shall become exercisable, and the Participant shall be entitled to receive the number of shares specified as the Target Award, pro rated based on the time that has elapsed from the date of grant to the date of the change in control. The Participant has thirty (30) days following the change in control to pay for the shares.

  Termination, Amendment, and Modifications of Change-in-Control
Provisions. The change in control provisions of the Plan may not be terminated, amended, or modified on or after the date of a change in control to adversely affect any award granted prior to such change without the written consent of the Participant; provided, however, that the Committee has retained the power to amend the Plan in order to comply with changes in the Code, the Exchange Act or other applicable law or stock exchange rule after the date of a change in control.

Loss of Bermuda Work Permit

  In the event that a Participant's Bermuda work permit is not extended by a decision of the Bermuda Department of Immigration, the change in control provisions above will apply to that Participant only.

Put Option

  While employed by OPL, a Participant in the Plan shall have the right to require OPL to purchase all or part of his or her shares of OPL Common Stock, subject to the approval of the Committee.

  If a Participant terminates his or her employment with OPL voluntarily or is terminated without cause or because of a loss of a Bermuda work permit, the Participant has forty-five (45) days to request that OPL purchase his or her shares. Provided that the request is made within the required forty-five (45) days, OPL is obligated to purchase the shares put to it. If a participant is terminated for cause, the participant will not be permitted to exercise the put right.

  The purchase price shall equal the fair value of a share on the date of the sale of the shares to OPL multiplied by the number of shares being purchased.

  Limitations. A Participant may exercise his or her put rights only to the extent that the sale and purchase is not prohibited by applicable law. The put right shall be exercisable only by a Participant during his or her lifetime; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her rights, the Participant's representative shall be permitted to exercise the Participant's rights under the put option. In the event of the death of a Participant, any put rights of a Participant shall pass in accordance with the Participant's will or by applicable law. The put right may not be exercised as to any shares that have been held by the Participant for more than five (5) years.

Federal Income Tax Consequences for United States Citizens

  The following is a brief description of the United States federal income tax treatment that will generally apply to awards to U.S. citizens made under the Plan, based on federal income tax laws in effect on the date of this proxy statement. The exact federal income tax treatment of awards will depend on the specific nature of any award.

  Incentive Stock Options. Plan Participants who are employees may be granted options that we intend to qualify as incentive stock options under Section 422 of the Code. Generally, the optionee is not taxed on the grant or exercise of an incentive stock option. However, if the optionee sells the shares acquired from the exercise of an incentive stock option at any time within: (a) one year after the transfer of these shares to the optionee or (b) two years from the date of grant of the incentive stock option, then the optionee will recognize ordinary income in an amount equal to the excess, if any, of: the lesser of the sale price or the fair market value of the shares on the date of exercise, over the exercise price of the incentive stock option.

  If the optionee sells the shares at any time after the optionee has held the shares for at least: one year after the date of the transfer of the shares to the optionee pursuant to the exercise of the incentive stock option and two years from the date of grant of the incentive stock option, then the optionee will recognize capital gain (or loss) equal to the difference between the sale price and the exercise price of the incentive stock option.

  The amount by which the fair market value of the shares received upon exercise exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's alternative minimum taxable income in the year of exercise. The "alternative minimum tax" imposed on individual taxpayers is generally equal to the amount by which 28% (26% of alternative minimum taxable income below specified amounts) of the individual's alternative maximum taxable income (reduced by specified exemption amounts) exceeds his or her regular income tax liability for the year.

  Non-Qualified Stock Options. The grant of an option to acquire stock that does not qualify for treatment as an incentive stock option (which we call a "non-qualified stock option") is generally not a taxable event for the optionee until exercise. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired (determined as of the date of exercise) over the exercise price of the option.

  Upon the sale of shares acquired pursuant to the exercise of a non-qualified stock option, the optionee will recognize capital gain (or loss) equal to the difference between the sale price and the fair market value of the shares on the date of exercise. This gain will be long-term capital gain (or loss) if the shares have been held for more than one year after exercise.

  Stock Appreciation Rights. At the time that Stock Appreciation Rights ("SARs") are granted, an SAR holder will recognize no taxable income. The SAR holder will recognize taxable income at the time the SAR is exercised equal to the amount of cash (based on the increase in the fair market value of the shares) received upon such exercise. Any gain (or loss) upon the disposition of the stock acquired pursuant to the exercise of an SAR will qualify as short-term capital gain (or loss) depending on how long the SAR holder holds the stock before disposition.

  Restricted Stock. Awards under the Plan may include stock sales, stock bonuses or other grants of stock that include provisions for the delayed vesting of the recipient's rights to the stock. Unless the recipient makes an election under the Code Section 83(b) within 30 days after the receipt of the restricted shares, he or she generally will not be taxed on the receipt of restricted shares until the restrictions on the shares expire or are removed. When the restrictions expire or are removed, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at that time over the purchase price. If the recipient makes an 83(b) election within 30 days of the receipt of restricted shares, however, he or she will recognize ordinary income equal to the excess of the fair market value of the shares on the date of receipt (determined without regard to vesting restrictions) over the purchase price.

  Other Awards. We may grant awards under the Plan that do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon the specific terms of the awards.

  Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award, or applicable withholding tax obligations under the Plan, by delivering previously owned shares of OPL Common Stock or by reducing the amount of shares otherwise issuable pursuant to the award. This surrender or withholding of shares will, in some circumstances, result in the recognition of income with respect to these shares or a carryover basis in the shares acquired. Furthermore, special tax consequences may apply if the optionee is subject to suit under Section 16(b) of the Securities Exchange Act of 1934 (the Short swing profit rule).

  In the event of change in control of OPL, and depending upon the individual circumstances of the recipient, some amounts with respect to the award may be "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments."

  The Board of Directors Recommends That Shareowners Vote FOR Approval of the
              Overseas Partners Ltd. Incentive Compensation Plan

              PROPOSED AMENDMENT TO THE MEMORANDUM OF ASSOCIATION
                               (Proposal No. 4)

  At its meeting on May 11, 2000, the Board of Directors approved and set for shareowner vote an amendment to OPL's Memorandum of Association that would increase our minimum share capital from $120,000 to $370,000. A copy of the proposed amendment is attached to this proxy statement as Annex B.

  In 1983, OPL registered as a general insurer under the Insurance Act of 1978 (the "Act"). Under the Act, a general insurer is required to maintain a minimum share capital of $120,000. Subsequent to this date, OPL registered as a long-term composite insurer, which permitted it to write both general and long-term business. A composite insurer is required to maintain a minimum share capital of $370,000. The proposed amendment to our Memorandum of Association reflects the increased share capital required for composite insurers under the Act.

          The Board of Directors Recommends That Shareowners Vote FOR the Proposed Amendment to our Memorandum of Association

                              VOTING REQUIREMENTS

  OPL's Bye-laws require that at any Annual General Meeting of Shareowners, two shareowners present in person and representing in person or by proxy in excess of 50% of the outstanding voting shares of Common Stock will constitute a quorum for the Meeting. The Bye-laws further provide that any question brought before the Annual General Meeting will be decided by a simple majority of the votes cast, unless otherwise provided by The Companies Act of 1981 of Bermuda.

  The election of directors, the appointment of auditors, approval of the Incentive Plan and the amendment to the Memorandum of Association will be decided by a simple majority of 50% plus one of the votes cast. A vote withheld in the election of directors will be counted as a vote against a nominee. An abstention will have no effect on the outcome of the voting in respect of the election of directors, appointment of auditors, approval of the Incentive Plan or amendment to the Memorandum of Association.

                                OTHER BUSINESS

  The Board is not aware of any business other than the election of Directors, the appointment of auditors, approval of the Incentive Plan, and the amendment to the Memorandum of Association to be presented for action at the Meeting. However, should any other matters requiring a vote of the shareowners arise, the proxies named in the accompanying proxy or Letter of Instruction will vote in accordance with their own best judgment.

                             SHAREOWNER PROPOSALS

  In order for proposals of shareowners to be considered for inclusion in the proxy materials for the 2001 Meeting, such proposals must be received by OPL not later than January 15, 2001.

  Notice of a proposal which a shareowner wishes to raise at the 2001 Meeting but does not wish to have included in OPL's proxy materials for that meeting must be received by the Secretary of the Company not more than 60 days and not less than 30 days in advance of the 2001 Meeting in order to be considered timely under the Company's Bye-laws. However, in the event that the Company gives shareowners less than 40 days' notice of the date of the 2001

Annual Meeting, notice of a proposal by a shareowner, to be timely, must be received not later than the close of business on the tenth day following the date that notice of the 2001 Meeting was mailed or public disclosure was made, whichever occurs.

                           ANNUAL REPORT ON FORM 10-K

  A copy of OPL's 1999 Annual Report on Form 10-K, including financial statements and schedules, as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to: Assistant Secretary, Overseas Partners Ltd., Mintflower Place, 8 Par-la-Ville Road, Hamilton HM GX, Bermuda.

                                    ANNEX A

                            OVERSEAS PARTNERS lTD.
                          INCENTIVE COMPENSATION PLAN

                                   Article 1

                    Establishment, Objectives, and Duration

  1.1. Establishment of the Plan. By this document, Overseas Partners Ltd., a Bermuda company (the "Company"), establishes the incentive compensation plan. The Plan permits the Committee to grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units, and it allows employees to purchase Shares as described in Article 10.

  1.2. Objectives of the Plan. The objectives of the Plan are to: (a) optimize the profitability and growth of the Company by linking the compensation of Participants to the value of the Company's Shares and thereby aligning the interests of Participants more closely with those of the Company's shareowners; (b) to provide Participants with an incentive for excellence in individual performance; and (c) to promote teamwork among Participants. The Plan is also intended to provide flexibility to the Company in its ability to motivate, attract, and retain employees who make significant contributions to the Company's success by allowing Participants to share in the success of the Company.

  1.3. Duration of the Plan. Subject to approval by the Company's shareowners, the Plan shall become effective on May 11, 2000 and shall remain in effect (subject to the right of the Committee to amend or terminate the Plan as described in Article 15), until all Shares allotted to the Plan have been purchased or acquired according to the Plan's provisions. However, no Awards will be granted under the Plan on or after May 11, 2010. Employees may purchase Shares as described in Article 10 after May 11, 2010, subject to the Committee's right to amend or terminate the Plan as described in Article 15.

                                   Article 2

                                  Definitions

  The following terms shall have the meanings set forth below, and when this meaning is intended, the initial letter of the word shall be capitalized:

  2.1. Affiliate means any corporation, partnership, joint venture or other entity in which the Company either directly or indirectly controls at least 25% of the voting interest or owns at least 25% or more of the value or capital or profits interest of such entity.

  2.2. Award means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

  2.3. Award Agreement means an agreement entered into by the Company and a Participant setting out the terms and provisions applicable to an Award.

  2.4. Beneficial Owner or Beneficial Ownership shall have the meaning given to the term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

  2.5. Board or Board of Directors means the Board of Directors of the Company.

  2.6. Change in Control of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions has been satisfied:

    (a) The Shareowners of the Company approve a reorganization, merger, share exchange or consolidation, in each case, where persons who were shareowners of the Company immediately prior to such reorganization, merger, share exchange or consolidation do not, immediately afterward, own more than 50% of the combined voting power of the reorganized, merged, surviving or consolidated company's then outstanding securities entitled to vote generally in the election of directors; or

    (b) There is a liquidation or dissolution of the Company or the sale of substantially all of the Company's assets; or

    (c) After May 11, 2000, there is a change of 20% or more of the members of the Board of Directors of the Company (the "Incumbent Board"). However, any person becoming a director after May 11, 2000, who was properly elected and was approved by a vote of at least 50% of the current directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be deemed a member of the Incumbent Board; or

    (d) After May 11, 2000, there is a change of 50% or more of the executive officers of the Company at the level of Vice President and above within a consecutive 12-month period.

  2.7. Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor Act to the Code.

  2.8. Committee means the Compensation Committee of the Board.

  2.9. Company means Overseas Partners Ltd. and its Subsidiaries and
Affiliates.

  2.10. Director means any individual who is a member of the Board of Directors.

  2.11. Disability shall have the meaning given to the term in the Company's long-term disability plan, or if no such plan exists, the meaning determined by the Committee in its discretion.

  2.12. Effective Date means May 11, 2000.

  2.13. Employee means a person providing services to the Company who is classified on the Company payroll as an employee. Under no circumstances shall an individual who performs services for the Company, but who is not classified on the Company's payroll as an employee (for example, an individual performing services for the Company under a leasing agreement), be treated as an Employee even if that individual qualifies as an "employee" of the Company by virtue of common law principles or the leased employee rules under Code (S)414(n). Further, if an individual performing services for the Company is later reclassified as an Employee of the Company, this reclassified individual shall not be treated as an Employee for purposes of this Plan for any period prior to the actual date of his or her reclassification. Directors who are employed by the Company shall be considered Employees under this Plan.

  2.14. ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor act to ERISA.

  2.15. Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor act to the Exchange Act.

  2.16. Fair Value of a Share shall mean, as of any date, the value of a Share determined as follows:

    (a) If the common stock of the Company is listed on any established stock exchange or quoted on an electronic quotation system, the Fair Value of a Share shall be the closing sale price for the common stock (or the mean of the closing bid and asked prices, if no sales were reported on the relevant date), as quoted on such exchange or system on the last trading day before the date the Share value is to be determined, as reported in The Wall Street Journal or any other source that the Board deems reliable; or

    (b) If the common stock of the Company is not publicly traded (i.e., there is no established market for the common stock of the Company), the Fair Value of a Share shall be the price per Share that the Board has most recently authorized the Company to purchase from its shareowners. In making this determination, the Board may consider a variety of factors, including past and current earnings, earnings estimates, the ratio of the Company common stock to debt of the Company, the stock price, earnings and book value of comparable companies, industry considerations, liquidity, other factors affecting the business and outlook of the Company and general economic conditions, as well as opinions furnished by investment advisors and other experts acting as independent appraisers. The Board shall not be required to follow any predetermined formula, but shall have discretion to exercise its judgment in light of the long-term interests of the Company and its shareowners; or

    (c) If, for any reason, the Fair Value of a Share cannot be determined or is unavailable for the date in question, the Fair Value of a Share may, in the sole and absolute discretion of the Board, be determined as of the nearest preceding date on which the value can be determined under the appropriate method described above.

  2.17. Freestanding SAR means an SAR that is granted independently of any Options, as described in Article 7.

  2.18. Incentive Stock Option or ISO means an option to purchase Shares granted under Article 6, which is designated as an Incentive Stock Option and is intended to meet the requirements of Code (S)422.

  2.19. Insider means an individual who is, on the relevant date, an officer, Director or ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

  2.20. Key Person means a consultant, distributor or other person who has rendered or will render valuable services to the Company.

  2.21. Nonqualified Stock Option or NQSO means an option to purchase Shares granted under Article 6 that is not intended to be treated as an ISO under Code (S)422.

  2.22. Option means an Incentive Stock Option or a Nonqualified Stock Option as described in Article 6.

  2.23. Option Price means the price at which a Share may be purchased by a Participant in respect of an Option.

  2.24. Outside Director means a member of the Board who is not an employee and who qualifies as (1) a "non-employee director" under Rule 16b-3(b)(3) of the General Rules and Regulations of the Exchange Act, and (2) an "outside director" under Code (S)162(m) and regulations made thereunder.

  2.25. Participant means an Employee, Director or Key Person who has been selected to receive an Award or who has an Award outstanding under the Plan.

  2.26. Performance-Based Exception means the performance-based exception from the deduction limitations of Code (S)162(m).

  2.27. Performance Share means an Award granted to a Participant, as described in Article 9.

  2.28. Performance Unit means an Award granted to a Participant, as described in Article 9.

  2.29. Period of Restriction means the period during which the transfer of Shares of Restricted Stock is subject to a substantial risk of forfeiture, as described in Article 8.

  2.30. Plan Year means the period from March 1 to February 28 of each calendar year.

  2.31. Restricted Stock means an Award granted to a Participant as described in Article 8. This term also includes awards of units tied to the value of Shares, but not in the form of actual Shares, during the Period of Restriction.

  2.32. Retirement means the first day of the calendar month on which the Participant reaches the age of 65 or such other date as determined by the Committee in its discretion.

  2.33. Shares means shares of the common stock, par value $0.10 per share, of the Company.

  2.34. Stock Appreciation Right or SAR means an Award, granted alone or in connection with a related Option, as described in Article 7.

  2.35. Subsidiary means any corporation, partnership, joint venture, or other entity in which the Company either directly or indirectly controls at least 50% of the voting interest or owns at least 50% of the value or capital or profits interest.

  2.36. Tandem SAR means an SAR that is granted in connection with a related Option as described in to Article 7, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

  2.37. Target Amount means, with respect to an Award, the target amount upon which such Award is based, which shall be specified in the Award Agreement.

  2.38. Termination For Cause or For Cause shall have the meaning given to the term(s) in the Company's Handbook, or if no Handbook exists, the meaning determined by the Committee in its discretion.

                                   Article 3

                                Administration

  3.1. General. The Plan shall be administered by the Committee; provided, however, that: (1) the Board may at any time take on the powers, authority and duties of the Committee, and (2) the Board shall have the powers, authority and duties of the Committee with respect to the granting and interpretation of Awards to Outside Directors. The Committee shall be appointed by, and shall serve at the discretion of, the Board of Directors. If permitted by law, the Committee shall have the authority to delegate administrative duties to officers or Directors of the Company. Provided however, that only a Committee (or a sub-committee) comprised solely of two or more Outside Directors may grant Awards that will meet the Performance-Based Exception.

  3.2. Authority of the Committee. Except as limited by law or by the Memorandum of Association or Bye-laws of the Company, and subject to the provisions described in this document, the Committee shall have full power to select the Employees, Directors and Key Persons who are granted Awards; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 and Article 15) amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.

  3.3. Decisions Binding. All decisions made by the Committee under this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareowners, Directors, Employees, Key Persons, Participants, and their estates and beneficiaries.

                                   Article 4

                 Shares Subject to the Plan and Maximum Awards

  4.1. Number of Shares Available for Grants. Subject to adjustment as provided in Sections 4.2 and 15.2, the number of Shares reserved for issuance to Participants under the Plan shall be five million (5,000,000). The Committee shall determine the appropriate method for calculating the number of Shares actually issued under the Plan. Unless the Committee determines that an Award shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to Awards granted under the Plan:

    (a) Stock Options: The maximum number of Shares that may be granted in the form of Stock Options in any one Plan Year, to any one Participant, shall be 150,000.

    (b) SARs: The maximum number of Shares that may be granted in the form of Stock Appreciation Rights in any one Plan Year, to any one Participant, shall be 150,000.

    (c) Restricted Stock: The maximum number of Shares that may be granted in the form of Restricted Stock in any one Plan Year, to any one Participant, shall be 150,000.

    (d) Performance Shares/Units: The maximum payout (determined at the end of the applicable Performance Term, as defined in Article 9) with respect to Awards of Performance Shares/Units granted in any one Plan Year, to any one Participant, shall equal the value of 150,000 Shares.

    (e) Stock Purchase Plan: The maximum number of Shares that may be purchased in any one Plan Year, by any one Participant, shall be 20,000.

  4.2. Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split or dividend, or a corporate transaction, such as a merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code (S)368) or any partial or complete liquidation of the Company, an adjustment shall be made in the number and class of Shares reserved for issuance under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits described in Section 4.1, as the Committee, determines to be appropriate and equitable in order to prevent dilution or enlargement of rights; provided, however, that the number of Shares awarded shall always be a whole number.

  4.3. Reissuance of Shares. If any Shares subject to an Award are forfeited or an Award otherwise terminates without the issuance of all of the Shares to a Participant, or if any Shares are surrendered by a Participant in full or partial payment of the price of an Option, these Shares shall be available for grant under the Plan.

                                   Article 5

                         Eligibility and Participation

  5.1. Eligibility. Persons eligible to participate in this Plan include all Employees, Directors and Key Persons.

  5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, at its discretion, select from all eligible Employees, Directors and Key Persons, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

                                   Article 6

                                 Stock Options

  6.1. Grant of Options. Subject to the terms and provisions of the Plan, the Committee may grant Options in such number, and upon such terms, and at such time as the Committee, may determine; provided, however, that ISOs may only be granted to Participants who are Employees of the Company or a "subsidiary" of the Company (within the meaning of Code (S)424(f)).

  6.2. Award Agreement. Stock Options shall be granted in an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option relates, and such other provisions as the Committee determines. The Award Agreement shall also state whether the Option is intended to be an ISO or an NQSO.

  6.3. Option Price. The Option Price for each Option shall be at least equal to one hundred percent (100%) of the Fair Value of a Share on the date as of which the Option is granted. With respect to Awards of ISOs, the Option Price of any ISO may not be less than one hundred percent (100%) of the Fair Value of a Share on the date as of which the Option is granted, and the Option Price of any ISO which is granted to an individual who owns more than ten percent (10%) of the voting power of all classes of stock of the Company or any "parent" or "subsidiary" corporation of the Company (within the meaning of Code (S)424(e) and (f) may not be less than one hundred and ten percent (110%) of the Fair Value of a Share on the date as of which the Option is granted.

  6.4. Duration of Options. Each Option shall expire on a date determined by the Committee at the time of grant; provided, however, that no Option shall be exercisable later the tenth (10th) anniversary date of its grant.

  6.5. Exercise of Options. Options granted shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

  6.6. Payment. Options granted shall be exercised by the delivery of notice to the Company (in accordance with the procedures established by the Committee), setting forth the number of Shares with respect to which the Option is to be exercised, together with full payment for the Shares.

  The Option Price upon exercise of any Option shall be payable to the Company in full either:

    (a) in cash or its equivalent, or

    (b) by tendering previously acquired Shares having a total value at the time of exercise equal to the Option Price, or

    (c) by a combination of (a) and (b); provided, however, that Shares tendered must have been held by the Participant for at least six (6) months prior to their tender (i.e., "mature shares" for accounting purposes).

  Further, with respect to any Participant who is an Insider, if tendering shares, the transaction (1) must have met the requirements of an exemption under Rule 16b-3 of the General Rules and Regulations of the Exchange Act (the "General Rule"), as amended from time to time, or (2) be a subsequent transaction, the terms of which were provided for in a transaction initially meeting the requirements of an exemption under the General Rule. Unless the Award Agreement provides otherwise, paying the Option Price as described above, or other evidence of share ownership shall be deemed to be subsequent transactions approved by the original grant of an Option.

  6.7. Delivery of the Shares. As soon as practicable after exercise of an Option, the Company will deliver to First Union, as Custodian for the Shares, for the benefit of the Participant, the Shares purchased by the Participant. First Union will send the Participant notification that it has the Shares in its possession.

  First Union will register the Shares in its name and will sell or otherwise dispose of the Shares upon the Participant's instruction and in conformity with the restrictions contained in the Company's Bye-laws. Any cash dividends and other distributions that may be paid on the Shares will be promptly remitted by First Union to the Participant. Until instructions are received by First Union requesting that the certificates for Shares be delivered to a purchaser, First Union will continue to hold such Shares, as Custodian for the purchaser.

  6.8. Restrictions on Share Transferability. All Shares acquired shall be subject to the Company's Bye-laws and the Memorandum of Association. Further, the Committee may impose such restrictions on any Shares acquired under this Article, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed and/or traded, and under any state securities laws applicable to the Shares.

  6.9. Termination of Employment/Directorship/Other Relationship. If a Participant's employment is terminated because of a loss of Bermuda work permit, retirement, death or disability, or For Cause, Articles 19, 20 and 21 shall apply. Otherwise, each Participant's Award Agreement shall state the extent to which the Participant may exercise the Option following termination of the Participant's employment or directorship or other relationship with the Company. Such provisions shall be determined by the Committee, shall be included in the Award Agreement, need not be uniform among all Options issued under this Article, and may reflect distinctions based on the reasons for termination. However, for Participants receiving ISO's, in no event shall the Award Agreement for the ISO specify that the Option may be exercised beyond the time limits established in Code (S)422, unless the Option is no longer to be considered an ISO.

  6.10. No transferability of Options. Except as otherwise provided in a Participant's Award Agreement, no Option granted under this Article may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all Options granted to a Participant under this Article shall be exercisable during his or her lifetime only by such Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, the Option may be exercised by the Participant's legal representative, or other representative whom the Committee deems appropriate. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Committee.

                                   Article 7

                           Stock Appreciation Rights

  7.1. Grant of SARs. Subject to the terms and conditions of the Plan, the Committee may grant SARs in such number and upon such terms, and at such time as the Committee, may determine. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. The grant price of a Freestanding SAR shall equal the Fair Value of a Share on the date of grant of the SAR. The grant price of a Tandem SAR shall equal the Option Price of the related Option.

  7.2. SAR Agreement. SARs shall be granted in an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

  7.3. Term of SARs. Each SAR shall expire on a date determined by the Committee at the time of grant; provided, however, that no SAR shall be exercised later than the tenth (10th) anniversary of the date of grant.

  7.4. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option. Upon exercise of a Tandem SAR, the related Option shall automatically be canceled to the extent of the number of Shares subject to the exercise. Conversely, if the related Option is exercised, the Tandem SAR shall automatically be canceled to the extent of the number of Shares subject to the exercise. A Tandem SAR may only be exercised with respect to Shares for which its related Option is exercisable.

  Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire at the same time as the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may not be greater than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Value of the Shares subject to the ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may only be exercised when the Fair Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

  7.5. Exercise of Freestanding SARs. Freestanding SARs shall be exercised according to the terms and conditions contained in the Award Agreement.

  7.6. Payment of SAR Amount. Upon exercise of an SAR, the Participant shall, upon exercise, be entitled to receive from the Company an amount equal to: (a) multiplied by (b) where (a) and (b) equal the following:

    (a) (i) The Fair Value of a Share on the date of exercise; less

     (ii) The grant price per Share; plus

     (iii) Paid and declared dividends per Share of common stock underlying the SAR from the beginning of the grant date to the date the SAR is exercised;

    (b) The number of Shares with respect to which the SAR is exercised.

  As indicated above, upon exercise of an SAR, a Participant shall be entitled to all dividends paid (either cash or stock) and declared on Shares of common stock underlying the SAR from the grant date to the date the SAR is exercised. During this period, dividends will accrue without interest.

  The form of SAR payout shall be stated in the Award Agreement. Payment may be in cash, in Shares of equivalent value, or some combination of these two.

  7.7. Termination of Employment/Directorship/Other Relationship. If a Participant's employment is terminated because of a loss of Bermuda work permit, retirement, death or disability, or For Cause, Articles 19, 20 and 21 shall apply. Otherwise, each SAR Award Agreement shall state the extent to which the Participant has the right to exercise the SAR following termination of the Participant's employment or directorship or other relationship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participant, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

  7.8. Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her SAR, such SAR may be exercised by such Participant's legal representative, or other representative whom the Committee deems appropriate. The determination of incapacity of a Participant and the appropriate representative shall be determined by the Committee.

                                   Article 8

                               Restricted Stock

  8.1. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee may grant Shares of Restricted Stock in such number and upon such terms, and at such times, as the Committee, may determine.

  8.2. Award Agreement. Restricted Stock shall be granted in an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, conditions and/or restrictions to the grant, if any, and such other provisions as the Committee shall determine.

  8.3. Other Restrictions. All Shares of Restricted Stock shall be subject to the Company's Bye-laws and Memorandum of Association. Further, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted under the Plan as it deems advisable including, without limitation: (1) a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock; (2) restrictions based upon the achievement of specific performance goals; (3) time-based restrictions on vesting following the attainment of the performance goals, and (4) restrictions under applicable federal or state securities laws. Such restrictions may apply after the Period of Restriction specified in the Award Agreement, or after the satisfaction of any other conditions set forth in the Award Agreement. Shares of Restricted Stock shall be forfeited to the extent that a Participant fails to satisfy the applicable conditions and/or restrictions during the Period of Restriction. The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to the Shares have been satisfied. Except as otherwise provided in this Article, the Company's Bye-laws and/or Memorandum of Association, or as otherwise provided in the Award Agreement, Shares of Restricted Stock granted under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

  8.4. Voting Rights. Unless otherwise provided in the Award Agreement, Participants holding Shares of Restricted Stock granted under the Plan shall be permitted to exercise full voting rights with respect to those Shares during the Period of Restriction.

  8.5. Dividends. Unless otherwise provided in the Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock granted under the Plan shall be credited with dividends (either cash or stock) paid or declared, as well as any other non-cash distributions made by the Company with respect to the underlying Shares all of which shall be accrued and granted upon vesting of the Restricted Stock. During the Period of Restriction, dividends shall be accrued without interest. The Committee may apply any restrictions to the dividends and/or distributions that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock is intended to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception.

  8.6. Transferability. Except as otherwise provided in a Participant's Award Agreement, and subject to the Company's Bye-laws and Memorandum of Association, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement, or upon earlier satisfaction of any other conditions in the Award Agreement, other than by will or by the laws of descent and distribution.

  8.7. Termination of Employment/Directorship/Other Relationship. If a Participant's employment is terminated because of a loss of Bermuda work permit, retirement, death or disability, or For Cause, Articles 19, 20 and 21 shall apply. Otherwise, each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment or directorship or other relationship with the Company prior to the end of the Period of Restriction. Such provisions shall be determined by the Committee, shall be included in the Award Agreement, need not be uniform among all Shares of Restricted Stock issued under the Plan, and may reflect distinctions based on the reasons for termination.

                                   Article 9

                   Performance Units and Performance Shares

  9.1. Grant of Performance Units/Shares. Subject to the terms of the Plan, the Committee may grant Performance Units and Performance Shares in such number, and upon such terms, and at such time as the Committee, may determine.

  9.2. Award Agreement. Performance Units or Performance Shares shall be granted in an Award Agreement that shall specify the initial value of the Performance Units/Shares, the performance goals, the number of Performance Units/Shares granted, and such other provisions as the Committee shall determine.

  9.3. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Value of a Share as of the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid to the Participant. For purposes of this Article, the time period during which the performance goals must be met shall be called the "Performance Term".

  9.4. Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Term has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Term, to be determined as a function of the extent to which the performance goals have been met. Performance Units/Shares shall be forfeited to the extent that a Participant fails to satisfy the applicable performance goals during the Performance Term.

  9.5. Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Term. Subject to the terms of this Plan, the Committee, may pay earned Performance Units/Shares in the form of cash or in Shares (or a combination of the two), which have a Fair Value equal to the value of the earned Performance Units/Shares at the end of the applicable Performance Term. Such Shares shall be granted subject to the Company's Bye-laws and Memorandum of Association and to any restrictions deemed appropriate by the Committee. The form of payout shall be stated in the Award Agreement. The Award Agreement shall state whether a Participant is entitled to receive any dividends (either cash or stock) declared with respect to the Shares underlying the Performance Unit/Share. In addition, Participants may, at the discretion of the Committee and as provided in the Award Agreement, be entitled to exercise voting rights with respect to such Shares.

  9.6. Termination of Employment/Directorship/Other Relationship. If a Participant's employment is terminated because of a loss of Bermuda work permit, retirement, death or disability, or For Cause, Articles 19, 20 and 21 shall apply. Otherwise, the Award Agreement shall state the extent to which the Participant shall have the right to receive payment with respect to Performance Units/Shares following termination of the Participant's employment or directorship or other relationship with the Company prior to the last day of the Performance Term. Such provisions shall be determined by the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Performance Units/Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

  9.7. Non-transferability. Except as otherwise provided in an Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Except as otherwise provided in a Participant's Award Agreement, no Performance Units/Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all Performance Units/Shares granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Performance Units/Shares, such Performance Units/Shares may be exercised by such Participant's legal representative, or other representative whom the Committee deems appropriate. The determination of incapacity of a Participant and the appropriate representative shall be determined by the Committee in its sole and absolute discretion.

                                  Article 10

                            Employee Stock Purchase

  10.1. Eligibility. Only Employees who, on the date on which their subscription is accepted by the Company, have been employed by the Company for at least six (6) months shall be entitled to purchase shares under the Plan; provided, however, that Employees who are subject to Section 16(b) of the Exchange Act may not subscribe to Shares unless such subscription is approved by the Committee.

  10.2. Purchase Price; Delivery of Shares; Payment. The purchase price for each Share shall equal the Fair Value. An eligible Employee may subscribe to purchase not less than 50 Shares, nor more than 20,000 Shares annually, by delivering a fully executed subscription agreement, together with a check or money order payable to "First Union National Bank," ("First Union") as Transfer Agent. Availability of Shares to be purchased will be determined by the Company in its sole discretion.

  10.3. Acceptance of Subscriptions by the Company. No subscription for the purchase of Shares will be binding on the Company until the Company has accepted it. The Company reserves the right, in its sole discretion, to accept or reject any subscription in part or in its entirety.

  The Company's acceptance of a subscription will take place upon the mailing, or personal delivery to the subscriber, of a notice of acceptance, confirming its acceptance of the subscription, and showing the number and Fair Value of the Shares sold to the subscriber ("Notice of Acceptance"). The subscriber will be advised of the acceptance of his or her subscription by an account statement from First Union, who is the Custodian for the Company's Shares, indicating the number of Shares newly allocated to his or her account. The account statement will be mailed to the subscriber as soon as practicable after the purchase date.

  The Company will not accept a subscription until the subscriber's check or money order has been collected. If any check or money order cannot be collected, the Company may, in its sole discretion, return the subscription documents or request that the subscriber forward cash or wire funds in the amount of his or her payment.

  10.4. Normal Processing of Subscriptions. The process of receiving subscriptions, determining acceptability and mailing Notices of Acceptance may require up to 15 days after the Company receives the subscription. Employees whose subscriptions for Shares are received less than 15 days prior to a change in the Fair Value of the Shares may incur an increase in the Fair Value of the Shares to which they subscribe. Similarly, subscriptions for Shares received less than 15 days prior to the record date of a dividend on Shares may not be processed in time to enable the subscriber to receive the dividend. Subscribers will not be entitled to receive, and no adjustment will be made on account of, any cash or stock dividend paid or declared to shareowners of record on a date preceding acceptance of subscriptions (including where subscriptions are accepted on a purchase date). In no event shall the Company be liable for any costs or damages to a subscriber due to such changes in price or the failure to receive such dividends. Further, in no event will interest be paid on account of any subscription payment delayed due to questions as to the acceptability of an individual subscriber.

  10.5. Insufficient Number of Shares Available. If there are not enough Shares available to satisfy all subscriptions for Shares the Company, in its sole discretion, will fill subscriptions for Shares as such subscriptions are received.

  10.6. Effects of Changes in Fair Value or Dividends on Unaccepted Subscriptions. Shares will be sold at the Fair Value in effect when the Company accepts the subscription. Subscribers who send payment with their subscription and whose subscriptions have not been accepted by the Company at the time of an increase in the Fair Value of the Shares will be notified of the increase, and the individual subscriber may then choose either (i) to withdraw his or her subscription, or (ii) to pay the additional amount needed to equal the higher Fair Value of the Shares, or (iii) to reduce to not less than 50 the number of Shares subject to the subscription. If the Fair Value of the Shares decreases at any time, the Company will give notice to subscribers of this fact and afford them the opportunity to withdraw their subscription or, in the alternative, either to seek a refund of the amounts not needed to pay the aggregate Fair Value of the Shares subscribed to or to increase the number of Shares which the subscriber desires to purchase.

  In the event of a stock split prior to acceptance of subscriptions that have been received, the price and number of shares subject to the subscription will be adjusted proportionately. The Board shall determine, in its sole discretion, whether a distribution is a stock split.

  10.7. Rejection of Subscriptions. Notwithstanding any provision of this Plan to the contrary, the Committee, may accept or reject any subscription until the subscription has been accepted. Upon the rejection of a subscription, the Company will refund to the subscriber, or if applicable, will cause First Union to refund to the subscriber, without interest, any monies paid by such subscriber on account of his or her subscription.

  10.8. Delivery of the Shares for the Account of Subscribers Upon Acceptance. As soon as practicable after the Company has accepted a subscription, the Company will deliver to First Union as Custodian for the Shares, for the benefit of the subscriber, the Shares purchased by the subscriber. First Union will send the Subscriber notification that it has the shares in its possession.

  First Union will register the Shares in its name and will sell or otherwise dispose of the Shares upon the subscriber's instruction and in conformity with the restrictions contained in the Company's Bye-laws. Any cash dividends and other distributions that may be paid on the Shares will be promptly remitted by First Union to the subscriber. Until instructions are received by First Union requesting that the certificates for Shares be delivered to a purchaser, First Union will continue to hold such Shares as Custodian for the purchaser.

                                  Article 11

                             Performance Measures

  11.1. Performance Measures. Until the shareowners approve a change in the general performance measures set forth in this Article, the following will be used by the Committee to determine the payout and/or vesting with respect to Awards which are intended to qualify for the Performance-Based Exception:

    (a) Earnings per share;

    (b) Net income (before or after taxes);

    (c) Return measures (including, but not limited to, return on assets, equity, or sales);

    (d) Cash flow return on investments which equals net cash flows divided by owners equity;

    (e) Earnings before or after taxes;

    (f) Gross revenues;

    (g) Share price (including, but not limited to, growth measures and total shareowner return);

    (h) Pretax profit;

    (i) Economic Value Added;

    (j) Gross premiums written;

    (k) Combined ratio;

    (l) Underwriting income;

    (m) Net income;

    (n) Return on equity; and/or

    (o) NPV of underwriting results.

  11.2. Degree of Attainment. The Committee shall have discretion to determine the degree to which the pre-established performance goals have been met; provided, however, that Awards which are intended to qualify for the Performance-Based Exception may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

  11.3. Modifications to Performance Measures. In the event that applicable tax and/or securities laws change to permit the Committee the discretion to alter the governing performance measures without obtaining shareowner or Participant approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareowner or Participant approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
(S)162(m).

                                  Article 12

                                   Deferrals

  The Committee may require or permit: (a) a Participant to defer his or her receipt of payment or Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, (b) the lapse or waiver of restrictions with respect to Restricted Stock, or (c) deferral of meeting any requirements or goals with respect to Performance Units/Shares, provided that no deferral shall be longer than 60 days without the prior written consent of the Participant. If payment or receipt of Shares is deferred, the Committee shall, establish rules and procedures for such payment deferrals. However, notwithstanding the preceding provisions of this Article nor any other provision of this Plan to the contrary, the Committee shall not, (1) in establishing the terms and provisions of any Award, or (2) in exercising its powers under this Article, create any arrangement which would constitute an employee pension benefit plan as defined in ERISA (S)3(2) unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees (within the meaning of ERISA (S)(S)201(2), 301(a)(3), 401(a)(1) and 4021(b)(6)).

                                  Article 13

                         Rights of Employees/Directors

  13.1. Employment and Performance of Services. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate a Participant's employment or service contract, nor confer upon a Participant any right to continue in the employ of the Company or the right to continue performing services for the Company.

  13.2. Participation. No Employee, Director or Key Person shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                                  Article 14

                               Change in Control

  14.1. Treatment of Outstanding Awards. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governmental agencies or national securities exchanges, or otherwise agreed by the Company and the Participant:

  (1) SARs. Any SARs granted under the Plan shall become immediately exercisable and, within thirty (30) days following the effective date of the Change in Control (the "Change in Control Date"), the Participant shall, upon exercise, be paid as follows:

    (a) If the Change of Control Date occurs within one year following the date of grant of the SAR, the Participant shall be paid the greater of (i) the Defined Amount, or (ii) the Target Amount upon which the Award was based pro rated as to the time that has elapsed prior to the Change in Control Date.

    (b) If the Change of Control Date occurs later than one year following the date of grant of the SAR, the Participant shall be paid the Defined Amount.

  The Defined Amount shall equal (a) multiplied by (b) where (a) and (b) equal the following:

    (a) (i) The Fair Value of a Share on the date of exercise; less

 (ii) The grant price per Share; plus

 (iii) Paid and declared dividends per Share of common stock underlying the
            SAR from the beginning of the grant date to the date the SAR is exercised;

    (b) The number of Shares with respect to which the SAR is exercised.

  (2) Restricted Stock (Non-performance based). Any restriction periods and restrictions imposed on Shares of Restricted Stock based on continued service and/or employment shall lapse and, within thirty (30) days following the Change in Control Date, the Participant shall receive the number of Shares specified as the Target Award, pro rated based on the time that has elapsed under the Award Agreement prior to the Change in Control Date.

  (3) Restricted Stock (Performance based) & Performance
Units/Shares. Performance-based Restricted Stock and Performance Units/Shares shall vest as of the Change in Control Date, and within thirty (30) days following the Change in Control Date, the Participant shall be paid the Target Award (in cash or Shares, as the case may be) pro rated based upon assumed achievement of all targeted performance goals and upon the length of time within the Performance Term that has elapsed prior to the Change in Control Date.

  (4) Options. Any Options granted under the Plan shall become immediately exercisable, and the Participant shall be entitled to exercise the Option for the number of Shares specified as the Target Award, pro rated based on the time that has elapsed prior to the Change in Control Date. The Participant shall have thirty (30) days following the Change in Control Date to deliver appropriate notice to the Company together with full payment for the Shares.

  (5) Put Right. A Participant may not exercise his or her rights described in
Article 21.9 (the Put Option) more than forty-five (45) days after the Change in Control Date.

  14.2. Special Gross-Up Payment for Excise Tax Imposed.

  (a) Appointment of Independent Tax Consultant. Upon a Change In Control, the Company shall appoint an independent tax consultant (the "ITC") who shall be a lawyer, certified public accountant or a compensation consultant with expertise in the area of executive compensation tax law, and whose fees and disbursements shall be paid by the Company.

  (b) Request for Gross-Up Payment. Upon a Change in Control, each Participant who believes that he or she might be required to pay any Code (S)4999 excise tax shall be entitled to request the calculation and payment of a Gross-Up Payment (as defined below); provided, however, that any Participant requesting the calculation and payment of a Gross-Up Payment must provide the ITC with all information necessary for the ITC to determine the proper amount of Gross-Up Payment which should be made to the Participant, and must agree to the release of such information by the Company to the ITC.

  (c) Calculations by ITC. The ITC shall, with respect to each Participant making a request for the calculation and payment of a Gross-Up Payment (a "Requesting Participant"), make a determination as to whether (1) the amounts paid to such Participant under Awards issued under this Plan and (2) other payments otherwise paid to such Participant, which constitute "parachute payments" (as defined in Code (S)280G) (together "Parachute Payments") would be subject to the Code (S)4999 excise tax. If the ITC determines that the Parachute Payments to a Requesting Participant would be subject to the Code
(S)4999 excise tax, then that Participant shall receive an additional lump sum cash payment (the "Gross-Up Payment") in an amount such that after payment by the Requesting Participant of all federal and state taxes imposed upon the Gross-Up Payment, the Requesting Participant retains from the Gross-Up Payment an amount equal to the Code (S)4999 excise tax imposed upon the Parachute Payments.

  (d) IRS Assessments. If the ITC determines that no Code (S)4999 excise tax is payable by a Requesting Participant, the ITC shall provide the Requesting Participant with a written opinion that the Requesting Participant has substantial authority not to report any Code (S)4999 excise tax due on the Requesting Participant's income tax returns. A Requesting Participant shall notify the Company in writing within 15 days of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment. If the Requesting Participant is subsequently required to make a payment of any Code (S)4999 excise tax by the IRS, then the Company shall make a payment (the "Gross-Up Underpayment") to the Requesting Participant equal to the amount assessed as a Code (S)4999 excise tax by the IRS; provided, however, the Company may, in lieu of making such Gross-Up Underpayment to the Requesting Participant, notify the Requesting Participant in writing that the Requesting Participant contest the IRS claim, in which case the Requesting Participant and the Company shall cooperate, and the Company shall bear all costs and expenses (including payment of any resulting Code (S)4999 excise tax ultimately determined to be due, additional interest and penalties) incurred in connection with contesting the IRS claim.

  14.3. Termination, Amendment, and Modifications of Change-in-Control Provisions. Notwithstanding any other provision of this Plan or any Award Agreement provision to the contrary, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control in any manner that adversely affects any prior Award without the written consent of the Participant; provided, however, that the Committee shall retain the power to amend any provision of the Plan to comply with changes in the Code, the Exchange Act or other applicable law or stock exchange rule after the date of a Change in Control and further provided that the Committee may terminate, amend, or modify this Article 14 and Section 2.6 at any time prior to the date of a Change in Control.

                                  Article 15

                   Amendment, Modification, and Termination

  15.1. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Committee may at any time, alter, amend, suspend or terminate the Plan in whole or in part.

  15.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Article 14 and to this Article 15, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2) affecting the Company or the financial statements of the Company, or in the event of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be granted under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no adjustment shall be made if it would be inconsistent with the requirements of Code (S)162(m), as from time to time amended, to the extent the Award is intended to satisfy the Performance-Based Exception.

  15.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way, any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

  15.4. Compliance with Code (S)162(m). The Committee shall have full and absolute discretion to determine whether an Award granted under this Plan is intended to comply with the requirements of Code (S)162(m) and the regulations thereunder. In addition, in the event that changes are made to Code (S)162(m) to permit greater flexibility with respect to any Award under the Plan, the Committee may make any adjustments it deems appropriate.

                                  Article 16

                                  Withholding

  16.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Award, an amount sufficient to satisfy all taxes (whether domestic or foreign), required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, as it relates to the particular Participant.

  16.2. Share Withholding. Whenever Shares are to be issued or cash paid to a Participant upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of the withholding tax requirements, by having the Company withhold Shares, may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 of the General Rules and Regulations of the Exchange Act, or (2) is a subsequent transaction, the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 of the General Rules and Regulations of the Exchange Act. Unless the Award Agreement provides otherwise, the withholding of Shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of an Award. Shares withheld by the Company for taxes for any Award under this Plan shall be limited to the minimum number sufficient to satisfy federal, state and local tax withholding requirements at the time of exercise.

                                  Article 17

                                Indemnification

  Each person who is or shall have been a member of the Committee, or of the Board, or an officer delegated the administrative duties of the Board or Committee, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement there of, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Bye-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                  Article 18

                                  Successors

  All obligations of the Company under the Plan in respect to Awards granted under this Plan shall be binding on any successor to the Company.

                                  Article 19

                          Loss of Bermuda Work Permit

  If a Participant's Bermuda work permit is not extended by a decision of the Bermuda Department of Immigration, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governmental agencies or national securities exchanges, or otherwise agreed by the Company and the Participant:

  (1) SARs. Any SARs granted to the Participant under the Plan shall become immediately exercisable and, within thirty (30) days following the effective date of notice of the non-renewal of the Bermuda work permit (the "Relevant Date"), the Participant shall, upon exercise, be paid as follows:

    (a) If the Relevant Date occurs within one year following the date of grant of the SAR, the Participant shall be paid the greater of (i) the Defined Amount, or (ii) the Target Amount upon which the award was based pro rated as to the time that has elapsed prior to the Relevant Date.

    (b) If the Relevant Date occurs later than one year following the date of grant of the SAR, the Participant shall be paid the Defined Amount.

  The Defined Amount shall equal (a) multiplied by (b) where (a) and (b) equal the following:

    (a) (i) The Fair Value of a Share on the date of exercise; less

(ii) The grant price per Share; plus

(iii) Paid and declared dividends per Share of common stock underlying the SAR from the beginning of the grant date to the date the SAR is exercised;

    (b) The number of Shares with respect to which the SAR is exercised.

  (2) Restricted Stock (Non-performance based). Any restriction periods and restrictions imposed on Shares of Restricted Stock based on continued service and/or employment shall lapse and, within thirty (30) days following the Relevant Date, the Participant shall receive the number of Shares specified as the Target Award, pro rated based on the time that has elapsed under the Award Agreement prior to the Relevant Date.

  (3) Restricted Stock (Performance based) and Performance
Units/Shares. Performance-based Restricted Stock and Performance Units/Shares shall vest as of the Relevant Date, and within thirty (30) days following the Relevant Date, the Participant shall be paid the Target Award (in cash or Shares, as the case may be) pro rated based upon an assumed achievement of all targeted performance goals and upon the length of time within the Performance Term that has elapsed prior to the Relevant Date.

  (4) Options. Any Options granted under the Plan shall become immediately exercisable, and the Participant is entitled to exercise the Option for the number of Shares specified as the Target Award, pro rated based on the time that has elapsed under the Award Agreement prior to the Relevant Date. The Participant shall have thirty (30) days following the Relevant Date to deliver appropriate notice to the Company together with full payment for the Shares.

  (5) Put Right. A Participant may not exercise his or her rights described in
Article 21.9 (the Put Option) more than forty-five (45) days after the Relevant Date.

                                  Article 20

            Retirement, Death, Disability or Termination For Cause

  20.1. Retirement. Unless otherwise indicated in the Award Agreement, if a Participant retires, all Awards shall vest and any performance-based or length of service or employment based restrictions shall lapse. Any Option or SAR shall be exercisable for the lesser of three (3) years or according to the original term in the Award Agreement. If the Award is an Incentive Stock Option, the Option must be exercised within ninety (90) days of Retirement in order for the Option to continue to be treated as an Incentive Stock Option.

  20.2. Disability. The rights under this Plan shall be exercisable only by a Participant during his lifetime; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her rights, the Participant's legal representative, or other representative whom the Committee deems appropriate shall be permitted to exercise the rights under the Plan. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Committee.

  Unless otherwise indicated in the Award Agreement, if a Participant becomes disabled, all Awards shall vest and any performance-based or length of service or employment based restrictions shall lapse. Any Option or SAR shall be exercisable for the lesser of three (3) years or according to the original term in the Award Agreement. If the Award is an Incentive Stock Option, the Option must be exercised within one (1) year of disability in order for the Option to continue to be treated as an Incentive Stock Option.

  Restricted Stock (Performance Based) and Performance Units/Shares. Upon vesting of any Performance-based Restricted Stock and/or Performance Units/Shares, the Participant's legal representative shall be paid the Target Award (in cash or Shares, as the case may be) pro rated based upon assumed achievement of all targeted performance goals and upon the length of time within the Performance Term that has elapsed prior to the date of disability.

  20.3. Death. In the event of the death of a Participant, any rights of a Participant under this Plan shall pass in accordance with the Participant's will or by applicable laws of descent and distribution. Unless otherwise indicated in the Award Agreement, if a Participant dies, all Award(s) shall vest and any performance-based or length of service or employment based restrictions shall lapse. Any Option or SAR shall be exercisable for the lesser of three (3) years or according to the original term in the Award Agreement.

  Restricted Stock (Performance Based) and Performance Units/Shares. Upon vesting of any Performance-based Restricted Stock and/or Performance Units/Shares, the Participant's legal representative shall be paid the Target Award (in cash or Shares, as the case may be) pro rated based upon assumed achievement of all targeted performance goals and upon the length of time within the Performance Term that has elapsed prior to the date of death.

  20.4. Termination For Cause. In the event a Participant's employment or agreement for services is terminated For Cause prior to the vesting of any Award, all such Awards shall terminate simultaneous with the termination of employment and the Participant shall have no right to receive any such Award. Awards fully vested at the time of termination must be exercised within 30 days of termination. Further, the Participant shall not be permitted to put Shares to the Company as described in Article 21.9 (the Put Option). The Participant will, however, retain all rights of resale available to shareowners generally.

                                  Article 21

                                 Miscellaneous

  21.1. Number. Except where otherwise indicated by the context, the plural shall include the singular and the singular shall include the plural.

  21.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the Plan shall be construed and enforced as if the illegal or invalid provision(s) had not been included.

  21.3. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  21.4. Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3(b)(3) of the General Rules and Regulations of the Exchange Act or its successors. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

  21.5. Governing Law. The Plan, and all Award Agreements, shall be construed in accordance with and governed by the laws of the Bermuda.

  21.6. Plan Document Controls. In the event of any conflict between the provisions of an Award Agreement, Plan Brochures and the Plan, the Plan shall control, and the conflicting provisions of the Award Agreement and Plan Brochure shall be null and void.

  21.7. Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the payment of any grant under the Plan.

  21.8. Awards Granted in Substitution. Notwithstanding any contrary provision, in the event the Company engages in a recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, acquisition or other business transaction with another organization, the Committee, in its absolute discretion may grant Awards under the Plan in substitution and cancellation of options, stock appreciation rights, restricted stock, performance shares or performance Shares awarded to an individual by such other organization. Awards made under this Section in substitution for awards canceled as a result of such business transaction may have an Option Price or grant price less than one hundred percent (100%) of the Fair Value of a Share on the date such award is granted.

  21.9. Put Option. A Participant in the Plan shall have the right to require the Company to purchase all or part of the Shares then held by the Participant at the Fair Value of the Shares, in accordance with the following terms and conditions:

    (a) Ability to Exercise Put Option. Except as provided in subsections (e) and (f) below, the right to require the Company to purchase Shares may only be exercised by the Participant.

    (b) Price Paid by Company. The purchase price per Share paid for any Shares put to the Company shall equal the Fair Value of a Share on the date of the sale of the Shares to the Company multiplied by the number of Shares being purchased.

    (c) Form of Payment by Company. Payments by the Company shall be made in a single lump sum cash (or check) payment and shall be paid on, or within thirty (30) days after, the date the Shares are transferred to the Company.

    (d) Procedures for Exercise. A Participant shall exercise his or her rights under this Section by filing with the Company a written request stating the number of Shares that the Participant wishes to put to the Company. The Committee will consider the application at its next regularly scheduled meeting, or at an early time determined by the Committee. If the Committee approves the application, the Company will contact the Participant and the parties shall arrange for the execution of all documents that the Company requires for the transfer of the Shares and payment of the purchase price.

    (e) Status of Employment

     (i) Current Employees. Current Employees may exercise the put right at any time, subject to the approval of the Committee.

     (ii) Loss of Work Permit or Termination For Cause. If a Participant's employment is terminated because of a loss of Bermuda work permit, or For Cause, Articles 19 and 20 shall apply.

     (iii) Retirement. If a Participant's employment terminates because of retirement, the following shall apply:

            (a) For Shares owned outright (i.e. not subject to any
              restrictions under Articles 6, 8 or 9): the Participant has forty-five (45) days to request that the Company purchase these Shares.

            (b) Restricted Stock and Performance Shares that have not yet vested: the Participant has forty-five (45) days from the date of exercise of the grant and/or receipt of these Shares to request that the Company purchase these Shares.

     (iv) Voluntary Departure or termination without cause. If the Participant voluntarily terminates his or her employment with the Company, or is terminated without cause, he or she has forty-five
        (45) days to request that the Company purchase his or her Shares. The Participant's Award Agreement shall state the extent to which the Participant may exercise the put right relating to any Stock Options, Restricted Stock Awards, or Performance Shares that have not vested at the time of termination of employment.

  If the Participant makes a request that the Company purchase the shares within the required 45 days, then the Company shall purchase the shares. If, within the required 45 days, the Participant fails to request that the Company purchase the shares, the Participant loses his or her right to sell the shares to the Company under the Plan (the Participant will retain all rights of resale available to shareowners generally).

(v) Death or Disability. If a Participant's employment terminates because of death or disability of the Participant, the following shall apply:

 (a) For Shares owned outright (i.e. not subject to any restrictions under
            Articles 6, 8 or 9): the Participant's legal representative has one (1) year from the date of death or disability to request that the Company purchase these Shares.

 (b) Restricted Stock and Performance Shares that have not yet vested: the
            Participant's legal representative has one (1) year from the date of exercise of the grant and/or receipt of these Shares to request that the Company purchase these Shares.

  If the Participant's legal representative makes a request that the Company purchase the shares within the required one (1) year, then the Company shall purchase the shares. If, within the required year, the Participant's legal representative fails to request that the Company purchase the shares, the Participant's legal representative loses his or her right to sell the shares to the Company under the Plan (the Participant's legal representative will retain all rights of resale available to shareowners generally).

    (f) Limitations. Only Participant's under the Plan shall be permitted to exercise any rights under this subsection.

  The put right may not be exercised as to any Shares that have been held by the Participant for more than five (5) years.

  Notwithstanding anything in this Section to the contrary, no Participant may exercise his or her rights under this Section to the extent that applicable laws or regulations prohibit such rights or exercise, or to the extent that the Company is prohibited by applicable laws or regulations from effecting the purchase. A Participant may not sell or grant his or her put option to any other person, except in the event of the death or disability of a Participant, in which case the legal representative of the Participant's estate shall be permitted to exercise all rights under this subsection as described below.

                                    ANNEX B

                           Proposed Amendment to the
                           Memorandum of Association

  It is proposed to alter the Memorandum of Association of the Company as follows:

To delete the existing paragraph 5 and substitute the following:

"5. The minimum share capital of the Company shall be US$370,000 fully paid, divided into shares of ten cents each."

     Letter of Instruction to Execute Proxy for Annual General Meeting of
                          Shareowners--August 9, 2000
                            OVERSEAS PARTNERS LTD.
  This Letter of Instruction is Solicited on Behalf of the Board of Directors

FIRST UNION NATIONAL BANK
Corporate Trust Operations
P.O. Box 41784
Philadelphia, PA 19101-1784
  In connection with the annual general meeting of shareowners of OVERSEAS PARTNERS LTD. (the "Company") to be held at the Company's offices in Hamilton, Bermuda on August 9, 2000 at 9:00 A.M. and at any or all adjournments thereof, you are hereby instructed and directed to deliver a proxy to D. Scott Davis, Robert J. Clanin and Joseph M. Pyne, or any of them, with power of substitution, instructing and authorizing them to vote all shares which you are holding in custody for the undersigned as of May 30, 2000.
1. ELECTION OF DIRECTORS:
           FOR [_]  AGAINST [_]  ABSTAIN [_]
                 One board seat to be vacant until filled at the
                 discretion of the Board
           FOR [_]  WITHOLDING AUTHORITY [_]
                 The Nominees listed below (except as marked to the
                 contrary below)
     Robert J. Clanin, D. Scott Davis, Mary R. Hennessy, Joseph M. Pyne,
                                Cyril E. Rance
To withhold authority to vote for any individual nominees, write that nominee's name in the space provided:
-------------------------------------------------------------------------------
2. FOR [_]  AGAINST [_]  ABSTAIN [_]
                 Appointment of Deloitte & Touche as auditors of the Company for the year ended December 31, 2000.
3. FOR [_]  AGAINST [_]  ABSTAIN [_]
                 Adoption of the Overseas Partners Ltd. Incentive Compensation Plan
4. FOR [_]  AGAINST [_]  ABSTAIN [_]
                 Memorandum of Association amendment increasing the Company's minimum share capital to $370,000
5. In their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.
The shares of the Company to which this Letter of Instruction relates shall be voted in the manner directed herein by the undersigned when this Letter has been properly executed. If no direction is made, such shares will be voted FOR proposals 1, 2, 3, 4, and 5.
Dated this      day of                 , 2000.

_______________________________________________
SIGNATURE (sign exactly as name appears hereon)

                           ____________________________________________________
                           SIGNATURE OF CO-OWNER IF ANY
                           For joint accounts, all co-owners must sign.
                           Executors, administrators, trustees, etc. should so indicate when signing.

-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                       [LOGO OF OVERSEAS PARTNERS LTD.]

                             OVERSEAS PARTNERS LTD.
          This Proxy is Solicited on Behalf of the Board of Directors
           Proxy for Annual Meeting of Shareowners -- August 9, 2000
  The undersigned hereby appoints D. Scott Davis, Robert J. Clanin and Joseph
M. Pyne, or any of them, with power of substitution, as attorneys and proxies to vote all of the shares of stock standing in the name of the undersigned as of May 30, 2000 at the Annual General Meeting of Shareowners of OVERSEAS PARTNERS LTD. ("OPL" or the "Company"), to be held at the Company's offices in Hamilton, Bermuda on August 9, 2000 at 9:00 A.M., and at any or all adjournments thereof, the undersigned hereby instructs and authorizes said attorneys to vote:
1. ELECTION OF DIRECTORS:
                 FOR [_]  AGAINST [_]  ABSTAIN [_]
                                            One board seat to be vacant until
                                            filled at the discretion of the
                                            Board
                 FOR [_]  WITHOLDING AUTHORITY [_]
                                            The Nominees listed below (except
                                            as marked to the contrary below)
  Robert J. Clanin, D. Scott Davis, Mary R. Hennessy, Joseph M. Pyne, Cyril E.
                                     Rance

INSTRUCTION: to withhold authority to vote for any individual nominees, write that nominee's name in the space provided below.
--------------------------------------------------------------------------------
2. FOR [_]  AGAINST [_]  ABSTAIN [_]
                          Appointment of Deloitte & Touche as auditors of the Company for the year ended December 31, 2000.
3. FOR [_]  AGAINST [_]  ABSTAIN [_]
                          Adoption of the Overseas Partners Ltd. Incentive Compensation Plan
4. FOR [_]  AGAINST [_]  ABSTAIN [_]
                          Memorandum of Association amendment increasing the Company's minimum share capital to $370,000
5. In their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.
                                            This proxy when properly executed
                                            will be voted in the manner
                                            directed herein by the undersigned
                                            shareowner. If no direction is
                                            made, this proxy will be voted FOR
                                            the Election of Directors and FOR
                                            Proposals 2, 3, 4 and 5.
                                            Dated this      day of
                                                            , 2000.
                                            ___________________________________
                                            SIGNATURE (sign exactly as name
                                            appears hereon)
                                            ___________________________________
                                            SIGNATURE OF CO-OWNER IF ANY
                                            For joint accounts, all co-owners
                                            must sign. Executors,
                                            administrators, trustees, etc.
                                            should so indicate when signing.